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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004
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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) October 4, 2001
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                           Asia Global Crossing Ltd.
              (Exact Name of Registrant as Specified in Charter)

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            Bermuda                       000-30994           98-022-4159
(State or Other Jurisdiction of   (Commission File Number)         (IRS
        Incorporation)                                           Employer
                                                            Identification No.)

   Wessex House, 45 Reid Street, Hamilton, Bermuda                 HM12
      (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code (441) 296-8600
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Item 5.  Other Events.

          On October 4, 2001, Asia Global Crossing Ltd. ("Asia Global Crossing"), a subsidiary of Global Crossing Ltd. ("Global Crossing"), announced that John Legere, who is currently Chief Executive Officer and a director of Asia Global Crossing will assume the chief executive officer position of Global Crossing effective immediately. Mr. Legere succeeded Thomas
J. Casey, who will remain Vice Chairman and a director of Global Crossing.

         On October 4, 2001, Asia Global Crossing and Global Crossing also announced that they are in preliminary discussions to merge the two companies. The form of any such potential transaction has not yet been determined and remains subject to board, shareholder and regulatory approvals.

         A copy of the joint Asia Global Crossing/Global Crossing press release, dated October 4, 2001, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         99.1 Joint Asia Global Crossing Ltd./Global Crossing Ltd. Press Release, dated October 4, 2001


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ASIA GLOBAL CROSSING LTD.



                          By: /s/  Stefan C. Riesenfeld
                              -----------------------------------
                              Name:  Stefan C. Riesenfeld
                              Title: Chief Financial Officer

Dated:  October 5, 2001



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                                 EXHIBIT INDEX



   Exhibit No.                 Description
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     99.1           Joint Asia Global Crossing Ltd./Global Crossing Ltd. Press
                    Release, dated October 4, 2001